SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:    February 14, 1997


                        GOLDEN EAGLE INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                      0-23726                       84-1116515
---------------               -----------                   ------------------
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)

4949 South Syracuse Street, Ste. #300, Denver, Colorado           80237
-------------------------------------------------------         ----------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code 303-694-6101
                                                   ------------


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Item 1.  Changes in Control of Registrant
         --------------------------------

         None.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         None.

Item 3.  Bankruptcy or Receivership
         --------------------------

         None.

Item 4.  Changes in Registrants Certifying Accountant
         --------------------------------------------

         None.

Item 5.  Other Events
         ------------

     The Board of Directors has appointed Terry C. Turner as President of the Company to serve in such capacity under an employment agreement which is yet under negotiation. Mr. Turner has been appointed as a Director of the Company to serve until the next annual shareholders meeting.

     Mr. Turner's biographical information is as follows:

     Mr. Turner, age 44, received a BA in Political Science (1977) and a BA in Spanish (1977) from the University of Utah. He received his JD in 1980 from Brigham Young University. He is a member of the Utah State Bar Association and admitted to practice in the State and Federal Courts of Utah and the 10th Circuit Court of Appeals. He is a member of the Bolivian College of Lawyers (Bolivian Bar Association) and is the first American attorney admitted to practice law in Bolivia. Under the Andean Pact Accord, this qualifies him to practice in Columbia, Ecuador, Peru and Venezuela.

     From 1980-1983 he was a partner in Day, Barney, and Tycksen, Attorneys in Salt Lake City with practice emphasis in mining and natural resources, international law, business and litigation. From 1983 to 1989 Mr. Turner was President of Andes Mining Co., La Paz, Bolivia. From 1989 to 1991 he was General Counsel to Panworld Minerals International, Inc., a public company with mineral prospects in North and South America. From 1991 to 1993 Mr. Turner was General Counsel to Tipuani Development Company, S.A., La Paz, Bolivia, a gold dredging company. From 1993 to 1995 he was Vice President and General Counsel to Minas del Glaciar, S.A., La Paz, Bolivia, which was a mineral exploration company. From 1995 to 1997 Mr. Turner has been in private practice in La Paz, Bolivia. During the entire period of 1983 through 1997 Mr. Turner has been affiliated with and "of counsel" to Cordero and Cordero, a La Paz, Bolivia law firm, dealing with mineral and international law.

Item 6.  Resignation of Directors
         ------------------------

         None.


Item 7.  Financial Statements Pro Forma Financial & Exhibits
         ---------------------------------------------------

         Financials - None.

         Exhibits - None.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 14, 1997                GOLDEN EAGLE INTERNATIONAL, INC.
       -------------------

                                        By:  /S/  MARY A. ERICKSON
                                            ------------------------------------
                                            Mary A. Erickson, President